July 15, 2011
To:           Shareholders of each of:

Rochdale Investment Trust
Rochdale Alternative Total Return Fund, LLC
Rochdale Core Alternative Strategies Fund, LLC
Rochdale Core Alternative Strategies Fund TEI, LLC
Rochdale Core Alternative Strategies Master Fund, LLC
Rochdale Structured Claims Fixed Income Fund, LLC

Dear Shareholder:

A Joint Special Meeting of Shareholders of each of the funds listed above (the “Rochdale Funds”) will be held on August 12, 2011 (“Joint Meeting”) for the purpose of electing three new members to the Board of each of the Funds.  The Board of Trustees of Rochdale Investment Trust (the “Trust”), along with the Boards of Managers of Rochdale Alternative Total Return Fund, LLC and Rochdale Structured Claims Fixed Income Fund, LLC, and the Boards of Directors of each of Rochdale Core Alternative Strategies Fund, LLC, Rochdale Core Alternative Strategies Fund TEI, LLC, and Rochdale Core Alternative Strategies Master Fund, LLC (collectively, the “Boards”) have concluded that it would be appropriate for Jay C. Nadel, Daniel A. Hanwacker and Susan Henshaw Jones to serve on each of the Boards and have nominated them for election to each Board.  Shareholders of each of the Funds are now being asked to vote for the election of Messrs. Nadel and Hanwacker and Ms. Jones to each of the Boards.

While you are welcome to join us at the Joint Meeting, we anticipate that most shareholders will, by signing the Proxy Ballot Card enclosed with the Proxy Statement that accompanies this letter, instruct us to cast votes on their behalf.  Simply follow the instructions printed on the Proxy Ballot Card itself.  Even if you plan to attend the Joint meeting, we urge you to complete, sign and promptly return the enclosed Proxy Ballot Card.  This will save the expense associated with additional solicitations and help ensure that a quorum will be present at the meeting.

More information about Messrs. Nadel and Hanwacker and Ms. Jones and the factors considered by the Boards in approving each of them is included in the enclosed proxy statement.

We urge you to read the accompanying materials carefully, to cast your vote “FOR” the election of each of Messrs. Nadel and Hanwacker and Ms. Jones and to return your Proxy Ballot Card promptly.  If you have additional questions, we invite you to contact the Rochdale Funds toll-free at 1-800-245-9888.  As always, we appreciate your continued confidence and support.

Sincerely,

Rochdale Investment Management, LLC

1

Rochdale Investment Trust
Rochdale Alternative Total Return Fund, LLC
Rochdale Core Alternative Strategies Fund, LLC
Rochdale Core Alternative Strategies Fund TEI, LLC
Rochdale Core Alternative Strategies Master Fund, LLC
Rochdale Structured Claims Fixed Income Fund, LLC
570 Lexington Avenue
New York, New York, 10022-6837
________________________

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD August 12, 2011
__________________________________________________

A joint special meeting (“Special Meeting”) of the shareholders of each of the funds listed above (the “Rochdale Funds”) will be held on August 12, 2011 at 10:00 a.m. eastern time (the “Special Meeting”) at the Funds’ offices at 570 Lexington Avenue, New York, New York, for the following purpose:

At the Special Meeting, shareholders each of the Rochdale Funds will be asked to elect each of Jay C. Nadel, Daniel A. Hanwacker and Susan Henshaw Jones to the Boards of each of the Rochdale Funds.

Shareholders of record at the close of business on July 8, 2011 are entitled to notice of, and to vote at, the Special Meeting.  Your attention is called to the accompanying Proxy Statement.  Please indicate your voting instructions on the enclosed Proxy Ballot Card.  Sign, date and return your Proxy Ballot Card in the envelope provided.  Even if you plan to attend the meeting, we urge you to complete, sign and promptly return the enclosed Proxy Ballot Card.  This will save the expense associated with additional solicitations and help ensure that a quorum will be present at the meeting.  If you are present at the meeting, you may change your vote, if desired, at that time.

By Order of the Board of Trustees of Rochdale Investment Trust, the Boards of Managers of Rochdale Alternative Total Return Fund, LLC and Rochdale Structured Claims Fixed Income Fund, LLC, and the Board of Directors of each of Rochdale Core Alternative Strategies Fund, LLC, Rochdale Core Alternative Strategies Fund TEI, LLC, and Rochdale Core Alternative Strategies Master Fund, LLC.

New York, New York
July 15, 2011

2

ROCHDALE INVESTMENT TRUST
ROCHDALE ALTERNATIVE TOTAL RETURN FUND, LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND, LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES FUND TEI, LLC
ROCHDALE CORE ALTERNATIVE STRATEGIES MASTER FUND, LLC
ROCHDALE STRUCTURED CLAIMS FIXED INCOME FUND, LLC
______________________________________________

PROXY STATEMENT
______________________________________________

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD August 12, 2011

This Proxy Statement is furnished in connection with a solicitation of proxies made by the Board of Trustees of Rochdale Investment Trust, the Boards of Managers of Rochdale Alternative Total Return Fund, LLC (“RATR”) and Rochdale Structured Claims Fixed Income Fund, LLC (“RSCFIF”), and the Board of Directors of each of Rochdale Core Alternative Strategies Fund, LLC (“RCAS”), Rochdale Core Alternative Strategies Fund TEI, LLC (“RCAS TEI”), and Rochdale Core Alternative Strategies Master Fund, LLC (“RCAS Master”) (collectively, the “Alternative Funds”).  Proxies are solicited with respect to a Joint Special Meeting (“Joint Meeting”) of the Alternative Funds and the Trust, to be held at the offices of Rochdale Investment Management, LLC (“Rochdale” or the “Advisor”) which are located at 570 Lexington Avenue, New York, New York 10022, to be held on August 12, 2011, at 10:00 a.m. Eastern time.  The date of the first mailing of this Proxy Statement is expected to be on or about July 15, 2011.

The Trust is an open end investment company, registered under the Investment Company Act of 1940 (“Investment Company Act”), which is currently comprised of eight separate investment portfolios (collectively, the “Trust Portfolios”).  Each of the Alternative Funds is a closed-end investment company registered under the Investment Company Act.  For purposes of the Proxy Statement, the Alternative Funds and the Trust are referred to collectively as the “Rochdale Funds”).  Shareholders or unitholders of each of the Rochdale Funds (referred to herein as “Shareholders”) as of July 8, 2011 (“Record Date”) are entitled to vote at the Joint Meeting.  Persons and groups known by management to own beneficially 5% or more of the Record Date Shares of each of the Rochdale Funds are listed in this Proxy Statement under the heading “Other Matters.”  The table below sets forth the number of voting securities outstanding (“Record Date Shares”) for each of the Rochdale Funds as of the Record Date.  Each voting security of each Fund is entitled to one vote with respect to that Fund.

The Portfolios of the Rochdale Investment Trust:

Portfolio	Record Date Shares	Portfolio	Record Date Shares
Large Growth Portfolio	1,873,578.508	Dividend & Income Portfolio	2,968,272.385
Large Value Portfolio	1,569,739.051	Intermediate Fixed Income Portfolio	3,487,185.300
Mid/Small Growth Portfolio	1,079,748.852	Fixed Income Opportunities Portfolio	13,347,182.151
Mid/Small Value Portfolio	823,999.900	Emerging Markets Portfolio	0
Total Record Date Shares for all Portfolios:	25,149,706.147

Fund	Record Date Shares
Rochdale Alternative Total Return Fund, LLC	17,079.99
Rochdale Core Alternative Strategies Fund, LLC	4,259.69
Rochdale Core Alternative Strategies Fund TEI, LLC	7,573.13
Rochdale Core Alternative Strategies Master Fund, LLC
Rochdale Structured Claims Fixed Income Fund, LLC	39,004.19

Quorum; Vote Required to Approve Proposals.  Presence of the holders of 40% of the Record Date Shares of each of RATR, RCAS, RCAS TEI, RCAS Master, and RSCFIF, as well as the holders of 40% of the Record Date Shares of the Trust, represented in person or by proxy, shall constitute a quorum for that Rochdale Fund for the purpose of conducting business at the Joint Meeting.  The proposal to be presented at the Joint Meeting and the votes required is summarized below.

Summary of Proposals	Affected Rochdale Funds	Shareholders Entitled to Vote; Required Vote
Proposal
All shareholders of each of the Funds are entitled to vote in the election for their respective Rochdale Fund.  Election of each nominee as a Trustee requires a majority of all votes cast at the Joint Meeting (i.e. a plurality) by shareholders of that Rochdale Fund to be cast “for” their election.

Elect each of Jay C. Nadel, Daniel A. Hanwacker and Susan Henshaw Jones to the Board of each Rochdale Fund	All Rochdale Funds

This solicitation of proxies is made primarily by the mailing of this Proxy Statement with its enclosures.  Supplementary solicitations may be made by mail and telephone and by personal contact by employees and officers of the Rochdale Funds or the Advisor, without separate compensation.  In some instances, supplementary solicitations may be made by securities dealers through which shares of the Rochdale Funds have been sold and will be made at their own expense.

If you execute and return the enclosed form of proxy (“Proxy Ballot Card”) you may nevertheless revoke your proxy at any time prior to the closing of the polls at the Joint Meeting by written notice to the Rochdale Funds prior to the Meeting; execution of a subsequent proxy that is presented at the Meeting, or casting your vote in person at the Joint Meeting.  All proxies received in proper form will be voted at the Joint Meeting in accordance with the instructions thereon or, if no instruction is given, will be voted in accordance with the recommendations of the Rochdale Funds’ Boards.  By executing the Proxy Ballot Card, you are also conferring on the persons named on the Proxy Ballot Card the authority to vote on all matters not specifically noticed which may properly come before the Meeting.  Neither the Rochdale Funds’ Boards nor the officers of the Rochdale Funds are currently aware of any matters to be presented at the Joint Meeting other than those identified in the Notice of Joint Meeting.  If, however, a quorum is not achieved for any Rochdale Fund on the scheduled date of the Joint Meeting, or in the event that the number of votes sufficient to approve the proposal set forth in the notice of meeting are not obtained by such date, the persons named as proxies on the Proxy Ballot Card will vote in favor of any adjournment proposed for such Rochdale Fund to permit further solicitation of proxies.

Annual Report.  Copies of each of the Rochdale Funds’ most recent Annual and Semi-Annual Reports to its shareholders are available without charge, upon request, by writing to the respective Rochdale Fund’s office located at 570 Lexington Avenue, New York, New York 10022 or calling (800) 245-9888.

PROPOSAL

Election of each of Jay C. Nadel, Daniel A. Hanwacker and Susan Henshaw Jones to
the Board of Trustees of Rochdale Investment Trust,
the Boards of Managers of each of
Rochdale Alternative Total Return Fund, LLC,
Rochdale Structured Claims Fixed Income Fund, LLC
And the Boards of Directors of each of
Rochdale Core Alternative Strategies Fund, LLC,
Rochdale Core Alternative Strategies Fund TEI, LLC, and
Rochdale Core Alternative Strategies Master Fund, LLC

Summary.  At the Meeting, shareholders will be asked to elect each of Jay C. Nadel, Daniel A. Hanwacker and Susan Henshaw Jones to serve as a Trustee of the Trust and a Manager or director of each of RATR, RCAS, RCAS TEI, RCAS Master and RSCFIF.

Early in 2011, the members of the Board of Trustees of the Trust, the Board of Managers of RATR and RSCFIF, and the Board of Directors of each of RCAS, RCAS TEI, and RCAS Master (collectively, the “Boards”) who were not interested persons of Rochdale or the Funds within the meaning of the Investment Company Act of 1940, as amended (“Independent Board Members”), who ranged in age from 70 to 76, indicated that they had each determined to retire from their service to the Boards.

Accordingly, the Independent Board Members, on behalf of the Trust, and acting as the Nominating Committee for each of RATR, RSCFIF, RCAS, RCAS TEI, and RCAS Master, compiled a working list of more than ten candidates for nomination to the Boards, relying on their own networks of contacts and the suggestions of management, independent counsel, the Funds’ auditors and others.  After a thorough review of these candidates, the Independent Board Members identified three nominees to succeed them who they believe will provide the Funds with careful analysis, wise counsel and an independent mindset.

At a joint meeting of the Boards held on June 13, 2011, one of the then serving Independent Board Members, Mr. Maxime C. Baretge, resigned from the Boards.  At that time, each of the Boards appointed Mr. Nadel to fill the vacancy created by Mr. Baretge’s resignation.  Accordingly, Mr. Nadel currently serves on each of the Boards.

Also at the June 13, 2011 joint meeting of the Boards, Mr. Hanwacker and Ms. Jones were nominated by each of the Boards for election as successors to Messrs. Roland and Volpe.  If elected by a Rochdale Fund’s shareholders, each of Mr. Hanwacker and Ms. Jones will assume their Board responsibilities for such Fund immediately.  Mr. Nadel was also nominated for election by the Funds’ shareholders at this time in order to ensure that each Board member will have been elected by shareholders. All shareholders of each Rochdale Fund are entitled to vote with respect to the election of a Board Member for their respective Rochdale Fund(s).

As described above, the decision to nominate each of Messrs. Nadel and Hanwacker and Ms. Jones was reached following a review process.  In consideration of such nomination, the Boards reviewed the following factors regarding each of the nominees.

With respect to Mr. Nadel, the Boards considered the fact that he has spent more than thirty years in the financial services sector including extensive experience in mutual fund management along with broker dealer and banking operations.  The Boards also noted that Mr. Nadel is a Certified Public Accountant with experience in, among other areas, the auditing of mutual fund companies.

With respect to Mr. Hanwacker, the Boards considered that he also has more than thirty years of experience in financial services including experience in fund management and servicing as well as development of a mutual fund rating service.   The Boards noted that Mr. Hanwacker is also a Certified Public Accountant with experience in, among other areas, the auditing of mutual fund companies and investment advisers.

With respect to Ms. Jones, the Boards considered her more than thirty years of experience in the non-profit sector which includes the financial management of multiple museums and associated fundraising.  The Boards expressed the opinion that Ms. Jones’ background would enable her to bring a different perspective to the oversight of the Funds while still maintaining a solid financial management knowledge base.

Each of Messrs. Nadel and Hanwacker and Ms. Jones have agreed to the inclusion of their names in this Proxy Statement and have agreed to serve if elected.  If elected, each of Messrs. Nadel and Hanwacker and Ms. Jones will serve an indefinite term until their respective successors are properly elected and qualified (unless he or she sooner resigns or is removed from office).

THE BOARDS RECOMMEND THAT
YOU VOTE “FOR” THE ELECTION OF
MESSRS. NADEL AND HANWACKER AND MS. JONES

Each Board currently consists of five members.  The tables below set forth certain information about each of Messrs. Nadel and Hanwacker and Ms. Jones and each of the current Board Members.  Messrs. Carl Acebes and Garrett D’Alessandro will each continue to serve after the date of the shareholder meeting.  Messrs. Roland and Volpe will retire from the Boards upon the election of Mr. Hanwacker and Ms. Jones.  During the fiscal year ended December 31, 2010, each Board held four meetings.

Affiliated Board Members.  Mr. Acebes and Mr. D’Alessandro, the current Co-Chairman of each of the Boards, are each senior officers of Rochdale and are thus considered “interested persons” of each Fund for purposes of the Investment Company Act.  The table below sets forth certain information about each of these individuals.

Name, Address and Age	Position(s) Held with the Rochdale Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years *
Carl Acebes 570 Lexington Avenue New York, NY 10022 Date of birth: 8/27/46	Co-Chairman and Board Member	Indefinite; Since Inception	Chairman and Chief Investment Officer of Rochdale Investment Management LLC	16	None
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Date of birth: 11/27/57	Co-Chairman, President and Board Member	Indefinite; Since June 2011	President, Chief Executive Officer and Director of Research of Rochdale Investment Management LLC	16	None
* The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

Independent Board Members and Nominees.  The following table sets forth certain information about the Independent Board Members.

Name, Address and Age	Position(s) Held with the Rochdale Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years *
Jerry Roland 570 Lexington Avenue New York, NY 10022 Date of birth: 10/31/36	Board Member	Since 2001 for the Trust and since inception for each Rochdale Fund	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	16	None
Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Date of birth: 12/22/35	Board Member	Since 2004 for the Trust and since inception for each Rochdale Fund	Private Investor. Past Senior Advisor, Babcock & Brown, (financial services) Senior Vice President Financial Operations, The Interpublic Group of Companies, Inc., 1986 to 2001	16	None
Jay C. Nadel 570 Lexington Avenue New York, NY 10022 Date of birth: 7/21/58	Board Member	Indefinite; Since June 2011	Financial Services Consultant	16	Lapolla Industries, Inc. (2007-present)
Daniel A. Hanwacker 570 Lexington Avenue New York, NY 10022 Date of birth: 10/17/51	Nominee		CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services)	16	None
Susan Henshaw Jones 570 Lexington Avenue New York, NY 10022 Date of birth: 7/18/47	Nominee		President and Director, Museum of the City of New York	16	None
* The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

Governance Matters.  The Board members’ overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of each of the Funds is handled by each Rochdale Fund’s Board as a whole and by each Board’s Audit Committee, particularly with respect to valuation and accounting matters.  To assist them in carrying out their oversight responsibilities, the Board Members receive, in connection with each Board’s regular quarterly meetings, regular reports from each Rochdale Fund’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of each Rochdale Fund’s net asset value per share.  The Board members also receive reports, at least quarterly, from each Rochdale Fund’s Chief Compliance Officer or “CCO.”  These reports, together with presentations provided to each Board at its regular meetings, are designed to keep the Boards informed with respect to the effectiveness of each Rochdale Fund’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse effect on a Rochdale Fund are brought promptly to the attention of its Board and that appropriate action is taken to mitigate any such adverse effect.  Additionally, each full Board annually receives a report from its respective Rochdale Fund’s CCO and each full Board (and, at the discretion of the Independent Board Members, the Independent Board Members separately) meets with each Rochdale Fund’s CCO for the purpose of discussing the extent to which such Rochdale Fund’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of such overall compliance program.  Additionally, each Board, and each Audit Committee (or Audit Committee Chair) meet at least annually with their respective Rochdale Fund’s independent public accounting firm.  The overall small size of the Boards assures significant participation by every Board member, so that no separate role for a “lead” Independent Board Member has been deemed necessary for any of the Boards.  Shareholders can contact the Boards or individual Board Members by sending communications to their attention at 570 Lexington Ave., New York, NY, 10022.

Taken as a whole, each Board represents a broad range of business and investment experience, as well as professional skills.  Mr. Acebes is the founder and Chief Investment Officer of Rochdale Investment Management and has over 40 years of experience in the investment management field as an analyst, portfolio manager, chief investment officer and chief executive officer.  Mr. D’Alessandro has more than 25 years of experience in the asset management field and has been instrumental in the development and management of each of the Funds.  Currently, Mr. Roland, who was a certified public accountant, has more than 30 years of experience in the securities industry including service as a Chief Financial Officer and Mr. Volpe, who was a certified public accountant, has 50 years of experience in the financial services field, including prior service as a director for several businesses and one other investment company.  Messrs. Nadel and Hanwacker each have more than 30 years of experience in various aspects of the financial services sector including the management and auditing of investment companies and are each certified public accountants.  Ms. Jones has more than 30 years of experience in financial management in the non-profit sector.

Committees of the Boards.  The Trust Board has established one standing committee of the Board, an Audit Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust, and meets at least once annually. The Independent Board Members comprise the Audit Committee.  In the previously concluded fiscal year, the Audit Committee held two meetings.

The Trust Board has not established any other standing committees of the Board, but has committed responsibility for the nomination of candidates for election to the Board to the Independent Trustees at this time.  When evaluating individuals for recommendation for Board membership, the Independent Trustees consider the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications. The Independent Trustees will consider persons submitted by security holders for nomination to the Board.  Recommendations for consideration by the Independent Trustees should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.

Each of the RATR, RCAS, RCAS TEI, RCAS Master and RSCFIF Boards has established the following standing committees:

Audit Committee.  Each Audit Committee is responsible for advising its respective full Board with respect to accounting, auditing and financial matters affecting the Fund, and meets at least once annually. The Independent Board Members comprise each Audit Committee, each of which operates in accordance with an Audit Committee Charter.  In accordance with the Audit Committee Charter, the Audit Committee is responsible for the review of the audited financial statements, oversight of independent auditors with respect to, among other things, matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and the review and approval of the engagement of independent auditors. The Audit Committee is also responsible for review and approval of any engagement (with limited exceptions) pursuant to which the independent public accountant is employed to render “permissible non-audit services” to a Fund.  In the previously concluded fiscal year, the Audit Committees each held two meetings except for the RATR Audit Committee, which did not meet.

Nominating Committee.  Each Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Board membership as is considered necessary from time to time and meets only as necessary.  The Nominating Committees do not operate under a written charter.  When evaluating individuals for recommendation for Board membership, the Nominating Committee Members consider the candidate’s knowledge of the investment company industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications.  None of the Nominating Committees has held any meetings during the last fiscal year, but each met in April 2011 in conjunction with the nomination of Mr. D’Alessandro to each of the Boards and related matters and again in June 2011 in conjunction with the nominations of Messrs. Nadel and Hanwacker and Ms. Jones.  All of each Board’s Independent Board Members comprise the Nominating Committee for that Board.  Shareholder recommendations with respect to nominations to the Board that are received by the Trust at least 90 days before the date of any shareholder meeting held will be considered by the Nominating Committee.

Additionally, each of RATR and RSCFIF has established an Executive Committee, as follows:

Executive Committee.  Mr. Roland and Mr. Volpe currently constitute each Board’s Executive Committee and are authorized to act on behalf of each Board to the extent consistent with RATR and RSCFIF’s Operating Agreement and applicable law.  If Messrs. Nadel and Hanwacker and Ms. Jones are each elected to the Boards it is expected that they will each be appointed to the Executive Committee.

The Audit Committees of each of the Rochdale Funds have reviewed and discussed each Fund’s respective audited financial statements with such Fund’s management.  Additionally, each of the Audit Committees has:  discussed with the respective independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board; and received written disclosures from each Fund’s independent auditor regarding such auditing firm’s independence and has discussed the matter with the auditing firms.

Further, the Boards of each of the Rochdale Funds have established a Valuation or Pricing Committee.  These committees are responsible for implementing board approved procedures for valuing portfolio securities, monitoring the valuation of the respective Rochdale Fund’s securities and other investments; and (2) as required, determining the fair value of illiquid and other holdings after consideration of all relevant factors, subject which determinations are reported to the appropriate full Board.  Each Valuation or Pricing Committee meets as necessary when a price is not readily available.  The members of each of these committees are as follows:

The Trust	David Abella, Tony Hu, Greg Giaquinto, and Fang Zhou with Keith Shintani, Kurt Hawkesworth and Ben Younessian serving ex-officio.*
RATR and RSCFIF	Garrett D’Alessandro and Carl Acebes with Kurt Hawkesworth and Ben Younessian serving ex-officio.*
RCAS, RCAS TEI and RCAS Master	Garrett D’Alessandro, Carl Acebes, Ben Younessian, Kurt Hawkesworth, and Keith Shintani.*

* Messers. Abella, Hu, Giaquinto, Zhou, Hawkesworth, Acebes, D’Alessandro and Younessian are employees of Rochdale.  Mr. Shintani is an employee of the Trust’s Administrator, US Bancorp Fund Services, LLC.

Board Member Ownership of Securities.  As of the date of this Proxy Statement, the Board Members and Officers of Rochdale Core Alternative Strategies Fund TEI, LLC, as a group owned more than 1% of the Fund. The Board Members and Officers of each of the other Rochdale Funds did not own more than 1% of the outstanding shares of such Rochdale Funds.  Rochdale Investment Management has a substantial holding in all of the Rochdale Funds. The Board Members and the nominees owned the following amounts of each Rochdale Fund as of December 31, 2010.1

	Interested Board Members		Independent Board Members/Nominees
	Carl Acebes	Garrett D’Alessandro	Jay C. Nadel	Jerry Roland	Thomas J. Volpe	Daniel A. Hanwacker	Susan Henshaw Jones
Rochdale Investment Trust Portfolios:	A	A	A	C	A	A	A
Rochdale Large Growth Portfolio	A	A	A	C	A	A	A
Rochdale Large Value Portfolio	A	A	A	C	A	A	A
Rochdale Mid/Small Growth Portfolio	A	A	A	C	A	A	A
Rochdale Mid/Small Value Portfolio	A	A	A	C	A	A	A
Rochdale Dividend & Income Portfolio	D	D	A	C	A	A	A
Rochdale Intermediate Fixed Income Portfolio	A	A	A	B	A	A	A
Rochdale Fixed Income Opportunities Portfolio	A	A	A	E	A	A	A
Rochdale Emerging Markets Portfolio	A	A	A	A	A	A	A
Rochdale Alternative Total Return Fund, LLC	A	A	A	A	A	A	A
Rochdale Core Alternative Strategies Fund, LLC	D	D	A	E	A	A	A
Rochdale Core Alternative Strategies Fund TEI, LLC	D	D	A	E	E	A	A
Rochdale Core Alternative Strategies Master Fund, LLC	A	A	A	A	A	A	A
Rochdale Structured Claims Fixed Income Fund, LLC	D	D	A	E	E	A	A
Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Board Member in Fund Complex	E	E	A	E	E	A	A
Key:  (A) – None; (B) - $1-$10,000; (C) - $10,001-$50,000; (D) - $50,001-$100,000; (E) - over $100,000

None of the Independent Board Members own any securities issued by Rochdale or any principal underwriter of any of the Rochdale Funds or any company controlling, controlled by or under common control with Rochdale or any principal underwriter of any of the Rochdale Funds.

___________________
1 The term “owned” used in the table above means beneficial ownership as determined in accordance with Rule 16a – 1(a)(2) under the Securities Exchange Act of 1934, as amended.

Compensation.  Each Fund pays each Independent Board Member a fee as set forth in the table below.   In addition, each Rochdale Fund reimburses each of the Independent Board Members for travel and other expenses incurred in connection with attendance at such meetings.  Each Independent Board Member who is a member of an Audit, Nominating and/or Executive Committee receives a fee for each committee meeting attended.  Other officers and Board members of the Rochdale Funds receive no compensation from the Rochdale Fund.  No other compensation or retirement benefits are received by any Board member or officer from any of the Rochdale Funds.  No other entity affiliated with the Rochdale Funds pays any compensation to the Independent Board Members.

Fund	Independent Board Member Compensation
The Trust	Independent Trustees receive an annual retainer of $6,000 and a fee of $1,500 for each regularly scheduled meeting
RATRF	Independent Board Members receive an annual retainer of $5,000 and a fee of $500 per Board meeting (whether in person or telephonic) attended
RCAS, RCAS TEI, RCAS Master and RSCFIF	Independent Board Members receive an annual retainer of $3,000 and a fee of $500 per Board meeting (whether in person or telephonic) attended

The Table below sets forth the total aggregate compensation paid to each of the Board Members for the year ended December 31, 2010.

	Interested Board Member		Independent Board Members
	Carl Acebes	Garrett D’Alessandro	Maxime C. Baretge*	Jerry Roland	Thomas J. Volpe	Jay C. Nadel**
Aggregate Compensation From Rochdale Investment Trust	None	None	$12,000	$12,500	$12,500	None
Aggregate Compensation From Rochdale Alternative Total Return Fund, LLC	None	None	None	None	None	None
Aggregate Compensation From Rochdale Core Alternative Strategies Fund, LLC	None	None	None	None	None	None
Aggregate Compensation From Rochdale Core Alternative Strategies Fund TEI, LLC	None	None	None	None	None	None
Aggregate Compensation From Rochdale Core Alternative Strategies Master Fund, LLC	None	None	$5,000	$5,500	$5,500	None
Aggregate Compensation From Rochdale Structured Claims Fixed Income Fund, LLC	None	None	$5,000	$6,000	$6,000	None
Pension Or Retirement Benefits Accrued As Part Of Fund Expenses	None	None	None	None	None	None
Estimated Annual Benefits Upon Retirement	None	None	None	None	None	None

Total Compensation From The Rochdale Fund Complex Paid To Board Member	None	None	$22,000	$24,000	$24,000	None
*   Maxime C. Baretge reigned from each of the Boards in June, 2011.
** Jay C. Nadel was appointed to each of the Boards in June, 2011.

Investment Management and Other Services Provided to the Rochdale Funds by Rochdale

Officers of the Rochdale Funds and the Advisor.   Rochdale, or its immediate predecessor, has served as the investment advisor for each of the Funds since the inception of each such Rochdale Fund.  Rochdale’s principal business address is 570 Lexington Avenue, New York, NY 10022-6837.  Employees of Rochdale serve as officers of the respective Rochdale Funds and, together with the Advisor, are responsible for the day-to-day operations of each Rochdale Fund.  The individuals who serve in these capacities, together with their affiliation with the Advisor, as applicable, are set forth in the table below.

	Position(s) with Each Rochdale Fund	Position with the Advisor
Garrett R. D’Alessandro	President of each Fund	President, Chief Executive Officer and Director of Research
Ben Younessian	Treasurer of the Trust, RATR and RSCFIF Chief Financial Officer of RCAS, RCAS TEI and RCAS Master	Controller
Barbara Hawkesworth	Chief Compliance Officer of each Fund	Executive Vice President, Chief Compliance Officer and Deputy General Counsel
Kurt Hawkesworth	Secretary of each Fund	Senior Executive Vice President, General Counsel and Chief Operating Officer

For its investment advisory services to respective Rochdale Funds, Rochdale is entitled to receive an asset based advisory fee.  The table below sets forth the rate at which Rochdale’s fee is computed for each of the Rochdale Funds and the amount of the fees received by Rochdale with respect to the fiscal year ended December 31, 2010.

Rochdale Fund	Fee Rate	Fee Amount2
Rochdale Investment Trust Portfolios:
Rochdale Large Growth Portfolio	0.50%	$155,479
Rochdale Large Value Portfolio	0.50%	$152,726
Rochdale Mid/Small Growth Portfolio	0.50%	$138,348
Rochdale Mid/Small Value Portfolio	0.50%	$121,637
Rochdale Dividend & Income Portfolio	0.65%	$412,458
Rochdale Intermediate Fixed Income Portfolio	0.40%	$308,947
Rochdale Fixed Income Opportunities Portfolio	0.50%	$1,046,187

_______________________

2 These amounts reflect the actual sums received by the Advisor, taking into account certain fee waivers and expense reimbursements.  As described in the Funds’ registration statements, the Advisor has contractually agreed to limit the expenses of certain of the Funds at various levels.  As of December 31, 2010, some of the Funds had not yet commenced operations.

Rochdale Emerging Markets Portfolio	1.00%	None
Rochdale Alternative Total Return Fund, LLC	1.75%	None
Rochdale Core Alternative Strategies Fund, LLC	N/A	None
Rochdale Core Alternative Strategies Fund TEI, LLC	N/A	None
Rochdale Core Alternative Strategies Master Fund, LLC	1.25%	$727,467
Rochdale Structured Claims Fixed Income Fund, LLC	0.25%	$116,604

Principal Underwriter. RIM Securities LLC, which is also located at 570 Lexington Avenue, New York, New York, 10022 serves as principal underwriter for the each Rochdale Fund.

Subadvisers.  Three subadvisers currently serve the Fixed Income Opportunities Portfolio of the Trust (the “Portfolio”):  Seix Investment Advisers LLC (“Seix”), whose principal offices are located at 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07485, Federated Investment Management Company (“Federated”), whose principal offices are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222 and GML Capital LLP (“GML”), whose principal offices are located at The Met Building, 22 Percy Street, London, United Kingdom W1T 2BU.  Seix and Federated each serve the Portfolio under separate subadvisory agreements, each dated June 1, 2009 and GML serves the Portfolio under a subadvisory agreement dated June 3, 2011.  For their services to the Portfolio, each of Seix and Federated receives an annual fee from the Advisor, and not the Portfolio, of 0.40% of the value of that portion of the Portfolio’s assets that may, from time-to-time be allocated to it.  GML receives an annual fee from the Advisor, and not the Portfolio, of 0.50% of the value of that portion of the Portfolio’s assets that may, from time-to-time be allocated to it.

 Administration, Fund Accounting and Related Services.  U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as each Fund’s administrator, transfer agent and dividend disbursing agent. U.S. Bank, N.A., PO Box 1118, Mail Location CN-OH-WGTC, Cincinnati, OH  45201-1118 serves as custodian of each Fund’s cash and securities.

Pursuant to the terms of separate service agreements, Rochdale also provides certain administrative services to the several Rochdale Funds, including coordination of other third party organizations with whom the respective Rochdale Fund’s contract for services necessary to their operation and the services of a chief compliance officer.  For its services under such agreement, Rochdale receives a fee of .25% of each Rochdale Fund’s net assets.

Independent Public Accountants.

The Trust and RSCFIF (the “Tait Audited Funds”).  Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, has served as the independent public accountant for the Tait Audited Funds for each of the past two fiscal years to perform audit services, audit-related services and tax services for the Tait Audited Funds.  “Audit services” refer to performing an audit of annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each fiscal year.  “Audit-related services” refer to the assurance and related services by the accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed by Tait, Weller & Baker for each of the last two fiscal years for such services.  During the periods shown, Tait, Weller & Baker has not provided any other audit, accounting or other services to the Tait Audited Funds.

Rochdale Investment Trust
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	$100,500	$102,000
Fees for Audit-Related Services	None	None
Fees for Tax Services	$5,250	None
All Other Fees	None	None

RSCFIF
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	None	$25,000
Fees for Audit-Related Services	None	None
Fees for Tax Services	None	$10,000
All Other Fees	None	None

Before an auditor is engaged by the Tait Audited Funds to render audit services, the Audit Committees are required, under the provisions of their respective charters, to review and approve such engagement.  In addition, the charters require that the Audit Committees review and approve in advance any proposal (with limited exceptions) for any engagement pursuant to which the independent public accountant is employed to render “permissible non-audit services” to the Tait Audited Funds.  A “permissible non-audit service” is defined as a non-audit service that is not prohibited by regulations adopted by the Securities and Exchange Commission.3  Tait, Weller & Baker has not provided any non-audit related services to the Tait Audited Funds during the periods shown in the table above.  The charters also require Audit Committees review and approval of any proposal pursuant to which the independent public accountant would render non-audit services to certain affiliates of the Tait Audited Funds (including the Advisor), if such engagement would relate directly to the operations and financial reporting of such fund.  During the periods shown in the table above, Tait, Weller & Baker has not provided to any such affiliate any services that are subject to such review.  All of the principal accountant’s hours spent on auditing the financial statements of the Tait Audited Funds were attributed to work performed by full-time permanent employees of the principal accountant.

RATR, RACS, RCAS TEI and RCAS Master (the “ODMD Audited Funds”). O’Connor Davies Munns & Dobbins, LLP located at One Grand Central Place, 60 East 42nd Street, 36th Floor, New York, NY 10165, has served as the independent public accountant for each of the ODMD Audited Funds for each of the past two fiscal years to perform audit services, audit-related services and tax services for the O’Conner Rochdale Funds.  “Audit services” refer to performing an audit of annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each fiscal year.  “Audit-related services” refer to the assurance and related services by the accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed by O’Connor Davies Munns & Dobbins for each of the last two fiscal years for such services.  During the periods shown, O’Connor Davies Munns & Dobbins has not provided any other audit, accounting or other services to the ODMD Audited Funds.

________________________
3 Non-audit services that are prohibited by Rule 2-01(c)(4) of Regulation S-X include: (i) bookkeeping or other services related to accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;  (vi) management functions; (vii) human resources;  (viii) broker-dealer, investment advisor, or investment banking services; (ix) legal services; and (x) expert services unrelated to the audit.

RATR
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	None	None
Fees for Audit-Related Services	None	None
Fees for Tax Services	None	None
All Other Fees	None	None

RCAS
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	$14,922	$11,350
Fees for Audit-Related Services	None	None
Fees for Tax Services	$3,328	$7,750
All Other Fees	None	None

RCAS TEI
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	$13,696	$13,675
Fees for Audit-Related Services	None	None
Fees for Tax Services	$3,054	$3,875
All Other Fees	None	None

RCAS Master
	Audit Fees (For year ending 12/31/09)	Audit Fees (For year ending 12/31/10)
Fees for Audit Services	$40,882	$48,475
Fees for Audit-Related Services	None	None
Fees for Tax Services	$9,118	$3,875
All Other Fees	None	None

Before an auditor is engaged by the ODMD Audited Funds to render audit services, the Audit Committees are required, under the provisions of their respective charters, to review and approve such engagement.  In addition, the charters require that the Audit Committees review and approve in advance any proposal (with limited exceptions) for any engagement pursuant to which the independent public accountant is employed to render “permissible non-audit services” to the respective Rochdale Fund.  A “permissible non-audit service” is defined as a non-audit service that is not prohibited by regulations adopted by the Securities and Exchange Commission.  O’Connor Davies Munns & Dobbins has not provided any non-audit related services to the ODMD Audited Funds during the periods shown in the table above.  The charter also requires Audit Committee review and approval of any proposal pursuant to which an ODMD Audited Fund’ independent public accountant would render non-audit services to certain affiliates of such fund (including the Advisor), if such engagement would relate directly to the operations and financial reporting of the ODMD Audited Fund.  During the periods shown in the table above, O’Connor Davies Munns & Dobbins has not provided to any such affiliate any services that are subject to such review.  All of the principal accountant’s hours spent on auditing the ODMD Audited Funds’ financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

OTHER MATTERS

Abstentions and “Broker Non-Votes.”  Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote, and for which proxies are returned indicating that the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as present or represented at the Meeting for purposes of determining whether a quorum exists.  However, abstentions and broker non-votes with respect to any matter brought to a vote at the Meeting will be treated as negative votes with respect to any matter that requires approval of a certain number of affirmative votes.  The persons named in the Proxy may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require approval by the holders of a majority of the shares who are present in person or by proxy.

Affiliated Brokerage.
The following brokerage commissions were paid by the Rochdale Funds for the year ended December 31, 2010:
Rochdale Investment Trust
Large Growth Portfolio
Affiliated	None
Non-Affiliated	$65,713
Large Value Portfolio
Affiliated	None
Non-Affiliated	$57,911
Mid/Small Growth Portfolio
Affiliated	None
Non-Affiliated	$159,590
Mid/Small Value Portfolio
Affiliated	None
Non-Affiliated	$149,317
Dividend & Income Portfolio
Affiliated	$39 (0.1%)*
Non-Affiliated	$38,418
Intermediate Fixed Income Portfolio
Affiliated	None
Non-Affiliated	None

Fixed Income Opportunities Portfolio
Affiliated	None
Non-Affiliated	None
Emerging Markets Portfolio
Affiliated	None
Non-Affiliated	None
Rochdale Alternative Total Return Fund, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Fund, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Fund TEI, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Core Alternative Strategies Master Fund, LLC
Affiliated	None
Non-Affiliated	None
Rochdale Structured Claims Fixed Income Fund, LLC
Affiliated	None
Non-Affiliated	None

*Brokerage was paid to RIM Securities, LLC, which is affiliated with the Portfolio due to being under common control with Rochdale.

Ownership of the Rochdale Funds.  As of the Record Date, the Board Members and Officers of Rochdale Core Alternative Strategies Fund TEI, LLC, as a group owned more than 1% of the Fund. The Board Members and Officers of each of the other Rochdale Funds did not own more than 1% of the outstanding shares of such Rochdale Funds.  Rochdale Investment Management has a substantial holding in all of the Rochdale Funds.  The following table sets forth those persons who, to the knowledge of the Rochdale Funds and as of the close of business on the Record Date, held, as of record, more than five percent of the outstanding shares of a Rochdale Fund.

Fund Name	Shareholder Name	Address	No. of Shares Held as of Record Date	% held as of Record Date
RIT Dividend & Income Portfolio	Genworth Financial Trust Company FBO Genworth Financial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	282191	9.52%
RIT Dividend & Income Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	2424381	81.789%
RIT Intermediate Fixed income Portfolio	Genworth Financial Trust Company FBO Genworth Financial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	394148	11.318%

RIT Intermediate Fixed income Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	2750991	78.995%
RIT Large Growth Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	1794341	95.768%
RIT Large Value Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	1507011	96.210%
RIT Mid/Small Growth Portfolio	Genworth Financial Trust Company FBO Genworth Financial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	120097	11.076%
RIT Mid/Small Growth Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	914218	84.314%
RIT Mid/Small Value Portfolio	Genworth Financial Trust Company FBO Genworth Financial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	101769	12.333%
RIT Mid/Small Value Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	684946	83.006%
RIT Fixed Income Opportunities Portfolio	Brown Brothers Harriman & Co Cust for A/C # 6659510- cash Attn Investment Funds Global Distribution Center	525 Washington Blvd Jersey City NJ 07310-1606	774193	5.949%
RIT Fixed Income Opportunities Portfolio	Genworth Financial Trust Company FBO Genworth Financial Wealth Management & Mutual Clients & Other Custodial Clients	3200 N Central Ave FL 7 Phoenix AZ 85012-2468	1973158	15.162%

RIT Fixed Income Opportunities Portfolio	Pershing LLC	P.O. Box 2052 Jersey City NJ 07303-2052	9503223	73.024%
RATR	Peggy Casper	45 East 89th Street, #35E New York, NY 10128	1013.53	5.93%
RATR	Robert J. Guttag	c/o Peggy Casper 45 East 89th Street, #35E New York, NY 10128	1013.53	5.93%
RATR	u/w/o Sidney N. Morse FBO Sidney N. Morse, Jr	c/o Anchin, Block & Anchin LLP 1375 Broadway - 19th Floor New York, NY 10018	1013.53	5.93%
RATR	Rochdale Alternative Total Return Offshore Fund	570 Lexington Avenue New York, New York, 10022	2975.92	17.42%
RCAS	Sidney N. Morse, Jr. Trust B UAD 12/06/99 Birgit F	c/o Anchin, Block & Anchin LLP 1375 Broadway - 19th Floor New York, NY 10018	280	6.38%
RCAS	Sharon R Pelletier Thaler Revocable Living Tr UAD	3316 Williams Lane Minnetrista, MN 55364	300	6.96%
RCAS	u/w/o Sidney N. Morse FBO Sidney N. Morse, Jr	c/o Anchin, Block & Anchin LLP 1375 Broadway - 19th Floor New York, NY 10018	360	8.20%
RCAS	Madeleine R. Johnson & William B. Johnson Jt Ten	1085 Park Avenue, Apt. 15A New York, NY 10128	800	18.44%
RCAS TEI	IRA FBO Robert J. Guttag Pershing LLC Custodian R/O	c/o Peggy Casper 45 East 89th Street, #35E New York, NY 10128	500	6.39%
RCAS TEI	IRA FBO Jerry Roland Pershing LLC Custodian R/O	33 Julia Court Washington Twp, NJ 07676	500	6.39%
RSCFIF	Robert J Guttag	c/o Peggy Casper 45 East 89th Street, #35E New York, NY 10128	2000.05	5.13%
RSCFIF	RMC Investments, LTD.	255 Hedwig Road Houston, TX 77024	2000.06	5.13%
RSCFIF	u/w/o Sidney N. Morse FBO Sidney N. Morse, Jr	c/o Anchin, Block & Anchin LLP 1375 Broadway - 19th Floor New York, NY 10018	2165.04	5.55%

General Matters Under Delaware Law.  Under Delaware law, the Rochdale Funds are not required, and currently do not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law.  The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Board Members and, if a Rochdale Fund holds an annual meeting, ratification of the Board’s selection of the Rochdale Fund’s independent public accountants.  Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Board Members.  To the extent required by law, the Rochdale Funds will assist in shareholder communication in such matters.  Although the Rochdale Funds do not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting.  In the event that an annual meeting is held, any such proposal must be received at least 90 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.  Shareholders who desire to contact the Board of one or more of the Rochdale Funds should contact that Rochdale Fund’s Secretary.

July 15, 2011